DIMENSIONAL INVESTMENT GROUP INC.
Tax-Managed U.S. Marketwide Value Portfolio II

SUPPLEMENT TO THE SUMMARY AND STATUTORY
PROSPECTUSES OF THE PORTFOLIO LISTED ABOVE

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 28, 2021, as amended, of the Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolio”), a series of Dimensional Investment Group Inc. (the “Fund”), is to notify shareholders that the Board of Directors of the Fund approved converting the Portfolio into an exchange-traded fund (“ETF”) by the reorganization of the Portfolio into a corresponding ETF, the Dimensional US Marketwide Value ETF, which will be a newly created series of the Dimensional ETF Trust.
  A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of the Portfolio’s shares as of the record date.

The date of this Supplement is October 29, 2021

SUPP102921-008/DFMVX
00267218